Exhibit 10.3

REGENERX BIOPHARMACEUTICALS, INC.

Amended and Restated 2000 Stock Option and Incentive Plan

1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers, employees, Consultants and Advisors of the Corporation and its Affiliates and to motivate such persons to exert their best efforts on behalf of the Corporation and its Affiliates.

2. Definitions. The following definitions are applicable to the Plan:

“Advisor” — means an advisor retained by the Corporation or an Affiliate who: (i) is a natural person; and (ii) provides bona fide services to the Corporation or an Affiliate, which services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation’s securities.

“Affiliate” — means any “parent corporation” or “subsidiary corporation” of the Corporation, as such terms are defined in Sections 424(e) and (f), respectively, of the Code.

“Board” — means the board of directors of the Corporation.

“Cause” — means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

“Code” — means the Internal Revenue Code of 1986, as amended.

“Committee” — means the Committee referred to in Section 3 hereof.

“Consultant” — means a consultant retained by the Corporation or a Affiliate who: (i) is a natural person; and (ii) provides bona fide services to the Corporation or an Affiliate, which services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation’s securities.

“Corporation” — means RegeneRx Biopharmaceuticals, Inc., a Delaware corporation, and any successor thereto.

“Disability” — has the meaning assigned to such term in Section 22(e)(3) of the Code, or any successor provision.

“Employee” — means any person who is employed by the Corporation, and whose wages are reported on a Form W-2. The Corporation’s classification as to who is an Employee shall be determinative for purposes of an individual’s eligibility under the Plan.

“Incentive Stock Option” — means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code.

Unless otherwise set forth in the Option Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

“Market Value” — means, on the date in question (or, if the date in question is not a trading day, on the last trading day preceding the date in question), the per share closing price of the Shares on the principal securities exchange on which the Shares are listed (if the Shares are so listed), or on the Nasdaq Stock Market (if the Shares are listed on the Nasdaq Stock Market), or, if not listed on a securities exchange or the Nasdaq Stock Market, the average of the per share closing bid prices of the Shares as reported on the OTC Bulletin Board, or, if such bid prices are not reported on the OTC Bulletin Board, as reported by any nationally recognized quotation service selected by the Committee, in each such case averaged over a period of the twenty (20) trading days preceding the date in question, or, if no such price information is reported, the fair market value on such date of a Share as the Committee shall determine.

“Non-Qualified Stock Option” — means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

“Option” — means an Incentive Stock Option or a Non-Qualified Stock Option.

“Option Agreement” — means the agreement evidencing the grant of an Option under the Plan.

“Participant” — means any director, officer, employee, Consultant or Advisor of the Corporation or any Affiliate who is selected to receive an Option pursuant to Section 5.

“Plan” — means this RegeneRx Biopharmaceuticals, Inc. 2000 Stock Option and Incentive Plan.

“Shares” — means the shares of common stock of the Corporation.

“Termination of Service” — means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, officer, employee, Consultant or Advisor of the Corporation or any Affiliate for purposes of a Non-Qualified Stock Option.

3. Administration.

(a) The Plan shall be administered by a Committee consisting of either (i) each member of the Board, or (ii) two or more members of the Board appointed by the Board, each of whom (A) shall be an “outside director,” as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (B) shall be a “non-employee director,” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any similar or successor provision. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select

Participants and grant Options; (ii) determine the number of Shares to be subject to types of Options generally, as well as to individual Options granted under the Plan; (iii) determine the terms and conditions upon which Options shall be granted under the Plan; (iv) prescribe the forms and terms of Option Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

(b) Limitation on Liability. No Committee member shall be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent allowed by law and the Corporation’s bylaws, the Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

4. Shares Subject to Plan.

(a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Options may be granted under the Plan is four million two hundred thousand (4,200,000), plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Options may be granted under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Option which terminates shall not be considered to have been granted under the Plan, and new Options may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

(b) During any calendar year, no Participant may be granted Options under the Plan with respect to more than 750,000 Shares, subject to adjustment as provided in Section 6.

5. Options. The Committee is hereby authorized to grant Incentive Stock Options and Non-Qualified Stock Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine:

(i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided, further, that in the case of an Incentive Stock Option granted to an individual who, at the time of grant, is the beneficial owner of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate (a “Ten Percent Owner”), such exercise price shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

(ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than ten years in the case of a Non-Qualified Stock Option, ten years in the case of an Incentive Stock Option granted to a Participant who is not a Ten Percent Owner, and five years in the case of a Incentive Stock Option granted to a Participant who is a Ten Percent Owner.

(iii) Number of Shares and Time and Method of Exercise. The Committee shall determine the number of Shares underlying each Option and the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates. No Incentive Stock Option may be granted more than ten years after the effective date of the Plan, as set forth in Section 14. The aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000. To the extent that the aggregate Market Value of such Shares exceeds $100,000, such excess shall, upon exercise, be treated as Shares received pursuant to the exercise of a Non-Qualified Stock Option. The Corporation shall designate which Shares to be received by the Participant will be treated as Incentive Stock Option stock and which Shares will be treated as Non-Qualified Stock Option stock by issuing separate share certificates and identifying them as such in the Corporation’s share transfer records.

(v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Option Agreement evidencing the grant of the Option, upon Termination of Service of a Participant for any reason other than for Cause or due to death or Disability, each Option granted to the Participant, to the extent then exercisable, shall remain exercisable for the lesser of (A) three months following such Termination of Service and (B) the period of time until the expiration of the Option by its terms. Unless otherwise determined by the Committee and set forth in the Option Agreement evidencing the grant of the Option, upon Termination of Service of a Participant due to death or Disability, each Option granted to the Participant, to the extent then exercisable, shall remain exercisable for the lesser of (A) one year following such Termination of Service and (B) the period of time until the expiration of the Option by its terms. Upon Termination of Service of a Participant for Cause, each Option granted to the Participant, to the extent not previously exercised, shall immediately be forfeited.

6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Options may be granted under the Plan and the number and class of shares underlying outstanding Options granted under the Plan

(as well as the exercise price of each such outstanding Option) shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Option which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Option.

7. Effect of Merger on Options. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a “change in control”: (i) any third person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Corporation with respect to which 50% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Option Agreement, all Options granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option which has previously been exercised or otherwise terminated shall become exercisable.

9. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. A Non-Qualified Stock Option shall be transferable by will, the laws of descent and distribution, a “domestic relations order,” as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant’s immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Option recipient, an Option shall be exercisable only by the Option recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant’s “immediate family” shall mean the Participant’s spouse, children and grandchildren.

10. Certain Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no director, officer, employee, Consultant, Advisor or other person shall have any claim or right to be granted an Option under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, Consultant or Advisor any right to be retained in the employ of or as a Consultant or Advisor to the Corporation or any Affiliate.

11. Delivery and Registration of Stock. The Corporation’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

12. Withholding, Notice of Disposition.

(a) Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. If the Corporation retains or sells a number of Shares that a Participant otherwise would be entitled to, the fair market value of the Shares retained for such purpose shall not exceed the minimum required Federal, state and local tax withholding due upon exercise of the Option. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

(b) A Participant shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any Shares acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such Shares, setting forth the date and manner of disposition, the number of Shares disposed of and the price at which such Shares were disposed. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Participant such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Participant any additional amounts which may be required for such purpose.

13. Amendment or Termination.

(a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation’s shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

(b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Option. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Option without the consent of the Participant or holder thereof, except as otherwise provided herein.

14. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 13 hereof.

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